UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) March 21, 2005


                          Chicago Rivet & Machine Co.
                          ---------------------------
            (Exact name of registrant as specified in its charter)


          Illinois                      0-1227               36-0904920
          --------                      ------               -----------
 (State or other jurisdiction         (Commission         (IRS  Employer
   of incorporation)                  File Number)        Identification No.)


            901 Frontenac Road, Naperville, Illinois             60563
            ----------------------------------------             ------
           (Address of principal executive offices)            (Zip Code)


Registrant's telephone number, including area code (630) 357-8500


-------------------------------------------------------------------------------
        (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On March 21, 2005, Chicago Rivet & Machine Co. issued a press release announcing its earnings for the fiscal year ended December 31, 2004. The press release is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

99.1   Press Release, dated March 21, 2005

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             CHICAGO RIVET & MACHINE CO.


                                             /s/ John C. Osterman
                                             ----------------------------
Date: March 21, 2005                         By:  John C. Osterman
                                             Its: President, Chief Operating
                                                  Officer and Treasurer

                                 Exhibit Index

Exhibit
  No.               Exhibits
-------             --------

99.1                Press Release, dated March 21, 2005

                                                                  Exhibit 99.1


FOR IMMEDIATE RELEASE


         Chicago Rivet & Machine Co. Announces 4th Quarter and Year End Earnings Naperville, IL, March 21, 2005 Chicago Rivet & Machine Co. (Amex, symbol: CVR) today announced results for the fourth quarter and full year 2004 as summarized below:

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

                          CHICAGO RIVET & MACHINE CO.
                 Summary of Consolidated Results of Operations
               For the Three and Twelve Months Ended December 31

                                            Fourth Quarter                         Year
                                            --------------                         ----
                                             (Unaudited)                          (Audited)

                                       2004              2003                 2004            2003
                                       ----              ----                 ----            ----

Net sales and lease revenue        $ 9,501,651         $9,116,759         $39,232,866     $38,190,908
Income before income taxes             367,555            192,234           2,315,434       1,242,527
Net income                             244,555            125,234           1,523,434         817,527
Net income per share                       .26                .13                1.58             .85
Average shares outstanding             966,132            966,132             966,132         966,132
------------------------------------------------------------------------------------------------------

Contacts:
         Kimberly A. Kirhofer or John C. Osterman
         Chicago Rivet & Machine Co.
         (630) 357-8500


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